Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                             }       CASE NUMBER
                                   }       02-10835
                                   }
The NewPower Company, et. al.      }       JUDGE        W. Homer Drake, Jr.
                                   }
DEBTORS                            }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 4/30/05 To 5/31/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                   Paul Ferdinands
                                                   ----------------------------
                                                   Attorney for Debtor

Debtor's Address                                   Attorney's Address
and Phone Number                                   and Phone Number

P.O. Box 17296                                     191 Peachtree St.
Stamford, Ct 06907                                 Atlanta, GA 30303
Tel: (203) 329-8412                                Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                      Post Petition
                                                Totals
For Period from April 30, 2005 through May 31, 2005

Opening Cash Balance -4/30/05                     $ 52,604

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                     38
------------------------------------------------------------
Total Inflows                                           38
-------------------------------------------------------------------------------
                                                     Distribution of Outflows

Outflows:                                           NewPower      The NewPower
Post Petition:                                    Holdings, Inc.     Company
-------------------------------------             --------------  ------------
Professionals - Bankruptcy                             157             157
Consulting Fees                                         10              10
Lockbox Fees                                             0               0
Supplies & Misc
Rent                                                     1               1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                     1               1
Payroll                                                 10              10
T&E Reimbursements                                       1               1
State Tax Payments                                       0               0
Distribution to Equity
-------------------------------------------------------------------------------
Total Outflows                                         181             181
-------------------------------------------------------------------------------

------------------------------------------------------------
Net Cash Flows                                        (143)
------------------------------------------------------------

                                            ----------------
Closing Cash Balance                               $ 52,461
------------------------------------------------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                        34,471

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from April 30, 2005 through May 31, 2005
Amounts in $000's


Accounts Receivable at Petition Date:    $ 75,200


Beginning of Month Balance*  - Gross     $ 13,476 (per 4/30/05 G/L)
PLUS:  Current Month New Billings               -
LESS:  Collections During the Month             -
                                        ----------

End of Month Balance - Gross             $ 13,476 (per 5/31/05 G/L)
Allowance for Doubtful Accounts           (13,476)
                                        ----------

End of Month Balance - Net of Allowance       $ -
                                        ==========

                                  Note:  The accounts receivable aging below
                                         relates only to deliveries to
                                         customers subsequent to the June 11,
                                         2002 petition date.



                                        AR Aging for Post Petition Receivables

                                         Current  > 30 days  > 60 days   Total
                                        ----------------------------------------

                                            $ -        $ -     $ 111      $ 111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from April 30, 2005 through May 31, 2005
Amounts in $000's


See attached System Generated A/P reports as of 4/30/05 (Attachments 2A and
2B).


Beginning of Period Balance                $ - (per 4/30/05 G/L)
PLUS:  New Indebtedness Incurred           582
LESS:  Amounts Paid on A/P                (582)
                                     ----------

End of Month Balance                       $ - (per 5/31/05 G/L)
                                     ==========

                                              The New Power Comany                                  Exhibit 2A
                                             Vendor Balance Detail
                                              As of May 31, 2005


                                                   Type            Date             Amount         Balance
                                              ---------------   ------------      -----------   --------------
Archivesone                                                                                              0.00
                                              Bill               05/01/2005           418.20           418.20
                                              Bill Pmt -Check    05/01/2005          -418.20             0.00
                                              Bill               05/21/2005           418.50           418.50
                                              Bill Pmt -Check    05/21/2005          -418.50             0.00
                                                                                  -----------   --------------
Total Archivesone                                                                       0.00             0.00


Fedex                                                                                                    0.00
                                              Bill               05/21/2005            11.00            11.00
                                              Bill Pmt -Check    05/21/2005           -11.00             0.00
                                                                                  -----------   --------------
Total Fedex                                                                             0.00             0.00


Kaster Moving Co. Inc.                                                                                   0.00
                                              Bill               05/21/2005            82.50            82.50
                                              Bill Pmt -Check    05/21/2005           -82.50             0.00
                                                                                  -----------   --------------
Total Kaster Moving Co. Inc.                                                            0.00             0.00


Mellon Investors Services, LLC                                                                           0.00
                                              Bill               05/21/2005         3,140.87         3,140.87
                                              Bill Pmt -Check    05/21/2005        -3,140.87             0.00
                                                                                  -----------   --------------
Total Mellon Investors Services, LLC                                                    0.00             0.00


Ms. Patricia Foster                                                                                      0.00
                                              Bill               05/01/2005         1,737.09         1,737.09
                                              Bill               05/01/2005         5,208.33         6,945.42
                                              Bill Pmt -Check    05/01/2005        -6,945.42             0.00
                                              Bill               05/21/2005         5,208.33         5,208.33
                                              Bill Pmt -Check    05/21/2005        -5,208.33             0.00
                                                                                  -----------   --------------
Total Ms. Patricia Foster                                                               0.00             0.00


Parker, Hudson, Rainer & Dobbs                                                                           0.00
                                              Bill               05/01/2005        17,550.85        17,550.85
                                              Bill               05/01/2005        42,950.06        60,500.91
                                              Bill Pmt -Check    05/01/2005       -60,500.91             0.00
                                                                                  -----------   --------------
Total Parker, Hudson, Rainer & Dobbs                                                    0.00             0.00


Poorman-Douglas Corporation                                                                              0.00
                                              Bill               05/01/2005         1,018.19         1,018.19
                                              Bill Pmt -Check    05/01/2005        -1,018.19             0.00
                                              Bill               05/21/2005           726.48           726.48
                                              Bill Pmt -Check    05/21/2005          -726.48             0.00
                                                                                  -----------   --------------
Total Poorman-Douglas Corporation                                                       0.00             0.00


Scherers Conferencing                                                                                    0.00
                                              Bill               05/01/2005            30.40            30.40
                                              Bill Pmt -Check    05/01/2005           -30.40             0.00
                                              Bill               05/21/2005           235.27           235.27
                                              Bill Pmt -Check    05/21/2005          -235.27             0.00
                                                                                  -----------   --------------
Total Scherers Conferencing                                                             0.00             0.00



                                                                                                    Page 1 of 2

                                              The New Power Comany                                  Exhibit 2A
                                             Vendor Balance Detail
                                              As of May 31, 2005


                                                   Type            Date             Amount         Balance
                                              ---------------   ------------      -----------   --------------
Sidley Austin Brown & Wood                                                                               0.00
                                              Bill               05/01/2005        81,422.45        81,422.45
                                              Bill Pmt -Check    05/01/2005       -81,422.45             0.00
                                                                                  -----------   --------------
Total Sidley Austin Brown & Wood                                                        0.00             0.00


SNET                                                                                                     0.00
                                              Bill               05/01/2005            10.90            10.90
                                              Bill               05/01/2005           259.95           270.85
                                              Bill Pmt -Check    05/01/2005          -270.85             0.00
                                              Bill               05/21/2005            21.96            21.96
                                              Bill Pmt -Check    05/21/2005           -21.96             0.00
                                                                                  -----------   --------------
Total SNET                                                                              0.00             0.00


U.S. Trustee Program Payment Center                                                                      0.00
                                              Bill               05/01/2005        10,000.00        10,000.00
                                              Bill Pmt -Check    05/01/2005       -10,000.00             0.00
                                                                                  -----------   --------------
Total U.S. Trustee Program Payment Center                                               0.00             0.00
                                                                                  -----------   --------------
                                                                                        0.00             0.00
                                                                                  ===========   ==============



Balance at 4/30/05                                                                                       0.00
New Invoices                                                                                       170,451.33
Payments                                                                                          -170,451.33
                                                                                                --------------
Balance at 5/31/05                                                                                       0.00
                                                                                                ==============


                                                                                                    Page 2 of 2

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from April 30, 2005 through May 31, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date    $ 15,587


Inventory at Beginning of Period           $ - (per 4/30/05 G/L)
PLUS:  Inventrory Purchased                  -
LESS:  Inventory Used or Sold                -
                                     ----------

End of Month Balance                       $ - (per 5/31/05 G/L)
                                     ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date            $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period        $ -
Less:  Depreciation Expense                  -
Less:  Dispositions                          -
Add:  Purchases                              -
                                     ----------

Fixed Assets at End of Period              $ -
                                     ==========

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance          $ 1,983,383.67
Total Deposits                 $ 9,692.23
Total Payments               $ 180,901.88
Closing Balance            $ 1,812,174.02
Service Charges                  $ 283.05

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2005-5/31/2005

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Money Market

Beginning Balance                 $ 16,178,155.94
Total Deposits                         $ 8,931.23
Total Payments
Closing Balance                   $ 16,187,087.17
Service Charges                               $ -

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              5/01/2005-5/31/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  The New Power Company Reserve Account
Account Number:
Purpose of Account:            Reserve for Shareholder Distributions

Beginning Balance               $ 34,452,074.66
Total Deposits                      $ 19,019.43
Total Payments
Closing Balance                 $ 34,471,094.09
Service Charges                             $ -

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A

April 2005 Interest                 $ 18,396.07
May 2005 Interest                   $ 19,019.43
Interest Calculations:

                                    Shares       Distribution   2004 Int.   Q1 2005    April 2005   May 1, 2005    Balance
Lana Pai                              1,032,000     608,880.00      729.73      947.70      326.19       337.24     611,220.87
Enron Energy Services                 8,650,400   5,103,736.00    6,116.75    7,943.81    2,734.16     2,826.81   5,123,357.54
Cortez Energy Services                5,000,000   2,950,000.00    3,535.53    4,591.59    1,580.37     1,633.92   2,961,341.40
McGarrett I,  LLC                     6,766,400   3,653,856.00    4,379.09    5,687.12    1,957.44     2,023.77   3,667,903.41
McGarrett II,  LLC                    8,458,200   4,567,428.00    5,473.99    7,109.06    2,446.85     2,529.77   4,584,987.68
McGarrett III, LLC                    2,791,800   1,507,572.00    1,806.80    2,346.49      807.63       835.00   1,513,367.93
                                                                                                                             -
Surfboards & Co.- warrants            5,404,800   2,918,592.00    3,497.89    4,542.70    1,563.54     1,616.52   2,929,812.65
EES Warrant Trust - warrants         24,117,800  13,023,612.00   15,608.59   20,270.86    6,976.99     7,213.41  13,073,681.84
Ari Benacerraf- options                  10,000       5,400.00        6.47        8.40        2.89         2.99       5,420.76

                                                                                                                ---------------
                                                 34,339,076.00   41,154.84   53,447.73   18,396.07    19,019.43  34,471,094.09

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                   $0.00
Total Deposits                $180,618.83
Total Payments                $180,618.83
Closing Balance                     $0.00
Service Charges        N/A

First Check issued this Period                         200708
Last Check issued this Period                          200723
Total # of checks issued this Period                       16

                                                                  Attachment 4
                                                                  Page 5 of 16

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period               NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total #of checks issued this Period               N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total #of checks issued this Period               N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total #of checks issued this Period               N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance               $0.00 CAN$
Total Deposits
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                   $ -

First Check issued this Period                    NA
Last Check issued this Period                     NA
Total # of checks issued this Period              0


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total #of checks issued this Period               N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period        None
Last Check issued this Period         None
Total # of checks issued this Period  None


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     5/01/2005-5/31/2005

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                      ACCOUNT CLOSED

                                         The New Power Company                              Exhibit 5
                                             Check Detail
                                               May 2005

          Num                 Date                          Name                        Paid Amount
------------------------   ------------   ------------------------------------------   --------------
200708                      05/01/2005    Ms. Patricia Foster                               6,945.42
200709                      05/01/2005    SNET                                                270.85
200710                      05/01/2005    Parker, Hudson, Rainer & Dobbs                   60,500.91
200711                      05/01/2005    U.S. Trustee Program Payment Center              10,000.00
200712                      05/01/2005    Poorman-Douglas Corporation                       1,018.19
200713                      05/01/2005    Scherers Conferencing                                30.40
200714                      05/01/2005    Archivesone                                         418.20
200715                      05/01/2005    Sidley Austin Brown & Wood                       81,422.45
200716                      05/21/2005    Ms. Patricia Foster                               5,208.33
200717                      05/21/2005    Archivesone                                         418.50
200718                      05/21/2005    Kaster Moving Co. Inc.                               82.50
200719                      05/21/2005    SNET                                                 21.96
200720                      05/21/2005    Poorman-Douglas Corporation                         726.48
200721                      05/21/2005    Scherers Conferencing                               235.27
200722                      05/21/2005    Fedex                                                11.00
200723                      05/21/2005    Mellon Investors Services, LLC                    3,140.87

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from April 30, 2005 through May 31, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from April 30, 2005 through May 31, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                      Full TimePart Time
# of Employees at beginning of period                                  1
# hired during the period                                    -         -
# terminated/resigned during period                          -         -
                                                     --------------------
# employees on payroll - end of period                       0         1
                                                     ====================

# of employees on temporary consulting assignments                     0

Confirmation of Insurance
-------------------------

See supplemental attachment.*



* Omitted

                                                                                     Attachment 7B
                              Payments made to insiders 5/01/05 -5/31/05            (Supplemental)
Payments are in gross amts

                        Title              Amount     Date       Type

FOSTER, MARY            President & CEO    $ 5,208.33  5/15/2005 Salary for pay period 5/01 - 5/15
                                           $ 5,208.33  5/31/2005 Salary for pay period 5/16 - 5/31


                                          ------------

                                          $ 10,416.67
                                          ============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from April 30, 2005 through May 31, 2005

None